                                                                   Exhibit 10.19

                             SUBORDINATION AGREEMENT


         THIS SUBORDINATION AGREEMENT ("Agreement"), dated as of February 29th, 2000, entered into among The Committee of Unsecured Creditors of The Lamaur Corporation (the "Committee") by and through its members, Owens-Illinois, Inc., U.S. Can Company, Seaquist Perfect, AeroPres Corp., Longview Fibre, Henkel Corp. and National Starch and Chemical, each member of the Committee in its individual capacity, (each such member, together with the Committee and each other trade creditor of The Lamaur Corporation that agrees to be bound by the terms hereof, are herein "Creditors" and each a "Creditor") and Congress Financial Corporation (Central) ("Lender").

                                   WITNESSETH
                                   ----------

         WHEREAS, The Lamaur Corporation ("Company") is indebted to its general unsecured creditors as of the date hereof in the approximate aggregate amount of $8,000,000 and Company and Creditors are entering into a Security Agreement dated as of the date hereof (the "Security Agreement");

         WHEREAS, Company has and may become indebted to Lender in connection with the advances of monies and other financial arrangements by Lender to Company;

         WHEREAS, such advances of monies and other financial arrangements are evidenced by various agreements, instruments and documents, including, without limitation, that certain Loan and Security Agreement of even date herewith between Company and Lender (the "Loan Agreement");

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each Creditor, each Creditor hereby agrees with Lender as hereinafter set forth.

         1. Standby; Subordination; Subrogation. Except as provided in Section 3, no Creditor will ask, demand, sue for, take or, except as provided in Section 2 below, receive from Company or any other party, by setoff or in any other manner the whole or any part of any indebtedness, obligations and liabilities which are now owing by Company (the term "Company" hereinafter shall include any such successor and assign of Company) to such Creditor (all such now existing indebtedness, obligations and liabilities being hereinafter referred to as the "Subordinated Debt") unless and until all obligations, liabilities, and indebtedness of Company to Lender, whether now existing or hereafter arising directly between Company and Lender, or acquired outright, conditionally or as collateral security from another by Lender, shall have been fully paid and satisfied in cash with interest, including, without limitation, any interest accruing after the commencement of insolvency proceedings with respect to Company, whether or not such interest is allowed as a claim in such proceeding (all such obligations, indebtedness and liabilities of Company to Lender up to $20,000,000 plus advances or loans to Company to the extent necessary, in Lender's sole discretion, to fund interest, fees and expenses and to preserve

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and protect the Collateral, including but not limited to, the payment of taxes or insurance premiums, being hereinafter referred to as the "Senior Debt") and all financing arrangements between Company and Lender have been terminated. For the avoidance of doubt, indebtedness, obligations and liabilities of Company to Creditor's arising after the date of this Agreement shall not constitute Subordinated Debt. Lender hereby consents to the granting of a security interest in the inventory and accounts receivable of Company to Creditors to secure the Subordinated Debt. All liens and security interests of any or all Creditors, whether now or hereafter arising and howsoever existing, in any assets of Company or any assets securing the Senior Debt shall be and hereby are subordinated to the rights and interests of Lender in those assets irrespective of whether Lender's liens and security interests have been perfected, or the. time or order of attachment or perfection of liens or security interests, or the time of filing or recording of financing statements, mortgages or other agreements or documents, or the time of giving or failure to give notice of acquisition of purchase money or other security interests or liens; no Creditor shall have any right to possession of any such assets, to notify account debtors of Company or to foreclose upon or exercise any other right or remedy with respect to any such assets, whether by judicial action or otherwise, unless and until all of the Senior Debt shall have been fully paid and satisfied in cash and all financing arrangements between Company and Lender have been terminated. Each Creditor also hereby agrees that, (i) the Senior Debt shall include all obligations, indebtedness and liabilities of Company to Lender, notwithstanding the invalidity or unenforceability of all or any part of the Senior Debt, or any right or power of Company or any other entity or individual to assert any claim or defense as to the invalidity or unenforceability of any such obligation, indebtedness or liability and no such claim or defense shall affect or impair the agreements and obligations of any Creditor hereunder; and (ii) regardless of whether the Senior Debt is secured or unsecured, Lender shall be subrogated to such Creditor with respect to such Creditor's claims with respect to the Subordinated Debt against Company and such Creditor's rights, liens and security interests with respect to the Subordinated Debt, if any, in any of Company's assets and the proceeds thereof until all of the Senior Debt shall have been fully paid and satisfied in cash and all financing arrangements between Company and Lender have been terminated.

         2. Permitted Payments. If Creditors have not received notice that a Specified Default (as defined below) has occurred, notwithstanding anything contained in Section 1 to the contrary, each Creditor may receive, and Company may make payments of the Subordinated Debt in the amounts and at the times set forth on Schedule I attached hereto and such other amounts as Lender agrees to in writing (collectively, the "Permitted Payments"). "Specified Default" means any Event of Default arising as a result of a failure to make any payment with respect to Senior Debt or a failure to comply with any financial covenant set forth in the Loan Agreement. Any notice of a Specified Default shall be given to the person designated to receive notices on behalf of Creditors in Section 16 and payments in the amounts and at the times set forth on Schedule I received by a Creditor prior to such notice shall be Permitted Payments. Company and each Creditor hereby agree and understand that the terms of the Subordinated Debt and Forbearance Agreement may not be modified or amended without Lender's prior written consent.

         3. Permitted Actions. Notwithstanding the provisions of Section 1 above, Creditors may ask, demand and sue for any payment set forth on Schedule I which is not made within one

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hundred twenty (120) days after written notice from Creditors to Lender that such payment was not made on its due date and accelerate the Subordinated Debt; provided, that each Creditor hereby agrees and understands that: (a) no Creditor may enforce or exercise any rights with respect to any liens on and security interests in the Collateral, except that (i) to the extent a Creditor obtains a judgment against Company as a result of the exercise of its rights set forth in this Section 3, such Creditor may enforce such judgment (but any lien obtained in connection with such judgment shall be subordinate to the hen of Lender) and
(ii) subject to all of Lender's rights under this Agreement, including without limitation Lender's prior right to all proceeds derived from the sale or other disposition of the Collateral, in the event that Lender has instituted and is then maintaining any proceeding or action to foreclose Leader's liens and security interests, Creditors may foreclose their Liens and security interests in such proceeding initiated by Lender so long as Creditors do not in any event notify account debtors of Company or interfere with or impede such action or proceeding of Lender; (b) Lender shall have the right (but not the obligation) during such one hundred eighty (180) day period to cure any failure by Company to make any Permitted Payment or other payment due with respect to the Subordinated Debt by making such payment and any such payment made by Lender shall be charged to Company as part of the Obligations (as defined in the Loan Agreement) and shall be deemed to have cured any default in respect of the Subordinated Debt caused by Company's failure to make such payment; and (c) the amounts received by any Creditor through the exercise of its rights under this
Section 3 shall be remitted to Lender for application to the Senior Debt if (i) such amounts are received after a notice of a Specified Default has been given, or (ii) such amounts result from a Creditor enforcing any rights against the Collateral; provided, further, Creditors may send a written letter to Company demanding any payment set forth on Schedule I which is not made within thirty
(30) days after written notice from Creditors to Lender that such payment was not made on its due date.

         4. Subordinated Debt Owed Only to Creditors. Each Creditor warrants and represents that no Creditor has previously assigned or transferred any interest in the Subordinated Debt, that no other party owns an interest in the Subordinated Debt of such Creditor other than such Creditor and that the entire Subordinated Debt of such Creditor is owing only to such Creditor and covenants that the entire Subordinated Debt of such Creditor shall continue to be owing only to such Creditor unless the assignee or transferee agrees in writing that the Subordinated Debt is subject to the terms of this Agreement. No Creditor will, without the prior written consent of Lender: (a) cancel, waive, forgive, or subordinate to any other indebtedness of Company (other than the Senior
Debt), any of the Subordinated Debt or any rights in respect thereof; (b) except as provided herein, take any collateral security for any of the Subordinated Debt; or (c) except with respect to payments set forth on Schedule I that have not been paid sixty (60) days after written notice to Lender that such payment was not made when due (which sixty (60) day period is not in addition to the one hundred twenty (120) day period set forth in Section 3 above) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Subordinated Debt.

         5. Lender Priority; Grant of Authority to Lender. In the event of any distribution, division or application, partial or complete, voluntary or involuntary, by operation of law or otherwise, of all or any part of the assets of Company or the proceeds thereof to the creditors of Company or readjustment of the obligations and indebtedness of Company, whether by reason

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of liquidation, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any part of the Subordinated Debt, or the application of the assets of Company to the payment or liquidation thereof, or upon the dissolution, liquidation, cessation or other winding up of Company's business, or upon the sale of all or substantially all of Company's assets; then, and in any such event, (i) Lender shall be entitled to receive payment in cash in full of any and all of the Senior Debt then owing prior to the payment of all or any part of the Subordinated Debt and (ii) any payment or distribution of any kind or character, whether in cash, securities or other property, which shall be payable or deliverable upon or with respect to any or all of the Subordinated Debt shall be paid or delivered directly to Lender for application on any of the Senior Debt, due or not due, until such Senior Debt shall have first been fully paid and satisfied in cash. Following payment in full of the Senior Debt in cash, Lender will remit to each Creditor, to the extent of such Creditor's interest therein, all dividends or other payments or distributions paid to and held by Lender in excess of the Senior Debt.

         In the event Company desires to sell any of the Collateral (as herein defined) and Lender consents to such sale, each Creditor shall be deemed to have consented to such sale free and clear of any liens and security interests of such Creditor in such Collateral and each Creditor agrees that any purchaser of any Collateral may rely on this Agreement as evidence of such Creditor's consent to such sale free and clear of any liens and security interests of such Creditor in such Collateral. Lender shall give the person designated in Section 16 as the person to receive notices on behalf of the Creditors prior written notice of guy such sale in excess of $100,000. Each Creditor agrees to execute such releases with respect to the Collateral to be sold as Company or as Lender requests; provided, that the failure of any Creditor to execute such releases shall not affect the right of the purchaser of such Collateral to rely on this Agreement. At the request of Creditors, Lender will provide an accounting of the sale proceeds to Creditors. In the event any Creditor receives any proceeds of Collateral to which Lender is entitled under the documents evidencing the Senior Debt, such Creditor shall hold such proceeds in trust and promptly remit such proceeds in the same form received to Lender unless Lender has been paid in full in cash.

         6. Payments Received by Creditors. Except for Permitted Payments, should any payment, distribution, security or instrument, or any proceeds thereof, be received by any Creditor upon or with respect to the Subordinated Debt prior to the satisfaction of all of the Senior Debt in cash and termination of all financing arrangements between Company and Lender, such Creditor shall receive and hold the same in trust, as trustee, for the benefit of Lender and shall forthwith deliver the same to Lender in precisely the form received (except for the endorsement or assignment by such Creditor where necessary), for application on any of the Senior Debt, due or not due, and, until so delivered, the same shall be held in trust by any Creditor as the property of Lender. In the event of the failure of such Creditor to make any such endorsement or assignment to Lender, Lender, or any of its officers or employees, is hereby irrevocably authorized to make the same.

         7. Instrument Legend; Amendments. Any instrument or certificate evidencing any of the Subordinated Debt, or any portion thereof, will be inscribed with a legend conspicuously indicating that payment thereof is subordinated to the claims of Lender pursuant to the terms of this Agreement, and a copy thereof will be delivered to Lender. Any instrument or certificate evidencing any of the Subordinated Debt, or any portion thereof, which is hereafter executed by Company will, on the date thereof, be inscribed with the aforesaid legend and a copy thereof will be delivered to Lender on the date of its execution or within five (5) business days thereafter and the original thereof will be delivered as and when described hereinabove.

         8. Continuing Nature of Subordination; Subrogation. This Agreement shall be irrevocable and shall continue to be effective (notwithstanding the insolvency, liquidation or dissolution of Company) until the Senior Debt shall have been paid in cash in full and all financing arrangements between Company and Lender have been terminated. This is a continuing agreement of subordination and Lender may continue, at any time and without notice to any Creditor, to extend credit or other financial accommodations and loan monies to or for the benefit of Company on the faith hereof. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by any holder of Senior Debt, all as though such payment had not been made. Upon the payment in full in cash of all Senior Debt .and termination of all financing arrangements between Company and Lender, each Creditor shall be subrogated to the extent of the payments or distributions made to Lender, or otherwise applied to payment of, the Senior Debt pursuant to the provisions of this Agreement.

         9. Additional Agreements Between Company and Lender. Lender may, at any time and from time to time, without notice to any Creditor, enter into such agreement or agreements with Company as Lender may deem proper, extending the time of payment of or renewing or otherwise altering, amending, modifying or supplementing the terms of the Loan Agreement, other agreements, instruments and documents evidencing the Senior Debt or all or any of the Senior Debt or affecting the collateral or any guaranty underlying any or all of the Senior Debt, and may exchange, sell, release, surrender or otherwise deal with any such security or guaranties, without in any way thereby impairing or affecting this Agreement.

         10. Creditors' Waivers. Each Creditor expressly waives all notice of
(i) the existence or creation or non-payment of all or any portion of the Senior Debt and (ii) the acceptance by Lender of the subordination and other provisions of this Agreement and all the notices not specifically required pursuant to the terms of this Agreement whatsoever and each Creditor expressly waives reliance by Lender upon the subordination and other agreements as herein provided. This Agreement shall remain valid and effective and the provisions of this Agreement shall apply to each Creditor and Lender regardless of the validity, enforceability or priority of the Senior Debt or any liens securing the Senior Debt. Each Creditor agrees that Lender has made no warranties or representations with respect to the due execution, legality, validity, completeness or enforceability of the Loan Agreement, or the collectability of the Senior Debt, that Lender shall be entitled to manage and supervise its financial arrangements with Company without affecting the validity or enforceability of this Agreement and without regard to the existence of any rights that such Creditor may now or hereafter have in or to any of the assets of Company, and that Lender shall have no liability to such Creditor for, and waives any claim which such Creditor may now or hereafter have against, Lender arising out of (i) any and all actions which Lender takes or omits to take (including, without limitation, actions with respect to the creation, perfection or continuation of liens or security interests in any existing or future collateral for the Senior Debt (the "Collateral"), actions with respect to the occurrence of an

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Event of Default (as defined in the Loan Agreement), actions with respect to the foreclosure upon, sale, release, or depreciation of, or failure to realize upon, any of the Collateral and actions with respect to the collection of any claim for all or any part of the Senior Debt from any account debtor, guarantor or any other party) with respect to the Loan Agreement or any other agreement related thereto or to the collection of the Senior Debt or the valuation, use, protection or release of the Collateral, (ii) Lender's election, in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. 3 101 et seq.) (the "Bankruptcy Code"), of the application of Section 1111(b)(2) of the Bankruptcy Code and/or (iii) any use of cash collateral under
Section 363 of the Bankruptcy Code or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by Company, as debtor in possession. In that regard, each Creditor agrees that (A) if Company desires to use cash collateral under Section 363 of the Bankruptcy Code and Lender consents to such use, such Creditor will also consent to such use without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for such Creditor's junior lien on such Collateral), and (B) if Company desires to obtain credit from Lender under Section 364 of the Bankruptcy Code to be secured by the Collateral, such Creditor will consent to such credit without asserting any objection of any kind (including an objection on the grounds of failure to provide adequate protection for such Creditor's junior lien on such Collateral). Without limiting the generality of the foregoing, each Creditor waives the right to assert the doctrine of marshalling with respect to any of the Collateral, and consents and agrees that Lender may proceed against any or all of the Collateral in such order as Lender shall determine in its sole discretion.

         11. Lender's Waivers. No waiver shall be deemed to be made by Lender of any of its rights hereunder, unless the same shall be in a writing, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of Lender or the obligations of any Creditor to Lender in any other respect at any other time. No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy.

         12. Information Concerning Financial Condition of Company. Each Creditor hereby assumes responsibility for keeping itself informed of the financial condition of Company, any and all endorsers and any and all guarantors of the Senior Debt and/or the Subordinated Debt and of all other circumstances bearing upon the risk of nonpayment of the Senior Debt and/or Subordinated Debt that diligent inquiry would reveal, and each Creditor hereby agrees that Lender shall have no duty to advise such Creditor of information known to Lender regarding such condition or any such circumstances. In the event Lender, in its sole discretion, undertakes, at any time or from time to time, to provide any such information to any Creditor, Lender shall be under no obligation (i) to provide any such information to such Creditor on any subsequent occasion or (ii) to undertake any investigation not a part of its regular business routine and shall be under no obligation to disclose any information which, pursuant to accepted or reasonable commercial finance practices, Lender wishes to maintain confidential. Each Creditor hereby agrees that all payments received by Lender may be applied, reversed, and reapplied, in whole or in part, to any of the Senior Debt, without affecting the validity or enforceability of this Agreement and assents to any extension or postponement of the time of payment of the Senior Debt or to any other indulgence with respect thereto, to any substitution, exchange or release of

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all or any of the Collateral and to the addition or release of any other party or person primarily or secondarily liable therefor.

         13. No Offset. In the event any Creditor at any time is indebted to Company, such Creditor hereby irrevocably agrees that such Creditor shall not deduct from or setoff against any amounts owing by such Creditor to Company any amounts such Creditor claims are due to such Creditor with respect to the Subordinated Debt. This Agreement shall not affect any Creditor's right to take any of the actions specified in the foregoing sentence with respect to obligations that are not Subordinated Debt.

         14. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVERS. THIS AGREEMENT SHALL BE DEEMED TO HAVE BEEN MADE IN THE STATE OF ILLINOIS AND SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS OF ILLINOIS AND NOT THE CONFLICT OF LAWS RULES OF THE STATE OF ILLINOIS GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. EACH CREDITOR HEREBY AGREES TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF DUPAGE, STATE OF ILLINOIS OR, AT THE SOLE OPTION OF LENDER, IN ANY OTHER COURT IN WHICH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. EACH CREDITOR WAIVES ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. LENDER AND EACH CREDITOR EACH HEREBY WANE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

         15. Section Titles; Gender; No Prejudice of Rights. The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto. The singular form of any word used in this Agreement shall include the plural form and the neuter form of any word used in this Agreement shall include the masculine and feminine forms, and vice versa. Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of Company or any Creditor, or any noncompliance of Company or any Creditor with any agreement or obligation, regardless of any knowledge thereof which Lender may have or with which Lender may be charged; and no action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of any Creditor under this Agreement.

         16. Notices. Any notice required hereunder shall be in writing and addressed to the party to be notified as follows:

             If to Lender, at:         Congress Financial Corporation
                                       (Central)
                                       150 South Wacker Drive, Suite 2200
                                       Chicago, IL  60606
                                       Attention: Vicky Geist

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             If to Creditors, at:      Owens-Illinois, Inc.
                                       One Sea Gate
                                       Toledo, OH  43666
                                       Attention: Lawrence Levey

             With a copy to:           Kamensky & Rubinstein
                                       Attorneys for The Committee of
                                       Unsecured Creditors
                                       7250 North Cicero Avenue, Suite 200
                                       Lincolnwood, IL  60712
                                       Attention:  James Chatz

or to such other address as each party may designate for itself by notice; provided, all Creditors shall continue to designate one person to receive notices on behalf-of all Creditors. Notice shall be deemed to have been duly given (i) if delivered personally or otherwise actually received, (ii) if sent by overnight delivery service, (iii) if mailed by first class United States mail, postage prepaid, registered or certified, with return receipt requested or
(iv) if sent by facsimile with facsimile confirmation of receipt (with duplicate notice sent by United States mail as provided above). Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail. Notice given in any other manner described in this paragraph shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and delivery thereof is refused by such addressee, such notice shall be effective upon such tender.

         17. Successors and Assigns. This Agreement shall be binding upon each Creditor and each Creditor's successors and assigns and inure to the benefit of Lender and its successors and assigns. Any persons that refinances or refunds the Senior Debt in whole or in part shall be entitled to rely on this Agreement. Upon the refinancing or refunding of all or any portion of the Senior Debt by any person, (i) each Creditor hereby agrees, at the request of Lender, to execute and deliver to such person an agreement (substantially identical to this Agreement) providing for the continued subordination of the Subordinated Debt to the obligations, liabilities and indebtedness of Company to such person (provided, that the failure of any Creditor to execute and deliver such an agreement shall not affect such Creditor's obligations hereunder to such person or the right of any such person to rely on this Agreement), and (ii) all references to "Senior Debt" herein shall be deemed to mean the obligations, liabilities and indebtedness of Company to such person and all references to the "Lender" shall be deemed to mean such person. Notwithstanding the foregoing, the foregoing provisions shall not apply to a person that refinances or refunds the Senior Debt in part unless such person has obtained Lender's express prior written consent to `rely on this Agreement.

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                                        THE COMMITTEE OF UNSECURED CREDITORS OF
                                        THE LAMAUR CORPORATION

                                        By:
                                              ----------------------------------

                                        Its:
                                              ----------------------------------


                                        OWENS-ILLINOIS, INC.

                                        By:
                                              ----------------------------------

                                        Its:
                                              ----------------------------------


                                        U.S. CAN COMPANY

                                        By:
                                              ----------------------------------

                                        Its:
                                              ----------------------------------


                                        SEAQUEST PERFECT

                                        By:
                                              ----------------------------------

                                        Its:
                                              ----------------------------------


                                        AEROPRES CORP.

                                        By:
                                              ----------------------------------

                                        Its:
                                              ----------------------------------


                       [Signatures Continued on Next Page]

                                        LONGVIEW FIBRE

                                        By:
                                              ---------------------------------

                                        Its:
                                              ---------------------------------


                                        HENKEL CORP.

                                        By:
                                              ---------------------------------

                                        Its:
                                              ---------------------------------


                                        NATIONAL STARCH AND CHEMICAL

                                        By:
                                             ----------------------------------

                                        Its:
                                              ---------------------------------


                                        CONGRESS FINANCIAL CORPORATION (CENTRAL)

                                        By:
                                              ---------------------------------

                                        Its:
                                              ---------------------------------

         The undersigned hereby consents to, and acknowledges receipt of a copy of, the foregoing Subordination Agreement this 12th day of April, 2000, and agrees that, except as provided in the foregoing Agreement, it will not pay any of the Subordinated Debt or grant any security therefor, until the Senior Debt shall have been paid in full in cash and all financing arrangements between Company and Lender have been terminated. In the event of payment by Company to a Creditor in violation of the foregoing Agreement, a grant of a security interest by Company to a Creditor in any of Company's assets or such other breach by Company of any of the provisions herein or of the foregoing Agreement, all of the Senior Debt shall, without presentment, demand, protest or notice of any kind, at the election of Lender, become immediately due and payable.

                                         THE LAMAUR CORPORATION

                                         By:      /s/   John D. Hellmann
                                              ------------------------------

                                         Its:        Vice President
                                              ------------------------------

                                   SCHEDULE I
                                   ----------

                               PERMITTED PAYMENTS
                               ------------------

OPTION A:  As to the Subordinated Debt, each Creditor with a claim of less than
           $5,000.00* may elect to have its claim paid under the terms set forth in Option B or have its claim paid as follows:

      Payment Amount                     Payment Date
      --------------                     ------------

      60% of its Subordinated Debt       The date on which Creditor signs the
                                         Forbearance Agreement

OPTION B:  As to the  Subordinated  Debt,  each Creditor with a claim in excess of $5,000.00 will be paid as follows:

      Payment Amount                      Payment Date
      --------------                      ------------

      40% of its Subordinated Debt        The date on which Creditor signs the
                                          Forbearance Agreement
      5% of its Subordinated Debt         June 30, 2000
      22% of its Subordinated Debt        January 15, 2001
      5% of its Subordinated Debt         June 30, 2001
      28% of its Subordinated Debt        December 31, 2001

- --------------------------------------------------------------------------------
      * Creditors with claims in excess of $5,000.00 may elect in writing to reduce their claims to $5,000.00 and be paid pursuant to the terms of Option A.

The total amount of Permitted Payments may not exceed $8,000,000.00 without Lender's written consent. Any payments in excess of such amount made by Company without Lender's written consent shall not be Permitted Payments.